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                             OFFICE LEASE

          THIS LEASE made this 16TH day of APRIL, 1998, by and between TOWNE REALTY, INC. (hereinafter called the "Landlord"), and SPR, INC. (hereinafter called "Tenant").

                              W I T N E S S E T H

          1. DEMISE AND PREMISES: Subject to the terms and conditions hereof,
             -------------------
Landlord leases to Tenant, and Tenant leases from Landlord, at TOWER EXECUTIVE OFFICE BUILDING, N14 W24200 Tower Place, Pewaukee, Wisconsin (herein called the "Building"), approximately 10,218net Rentable square feet located on the 2nd floor of the Building in the location as depicted in the floor plan attached hereto as Exhibit A (hereinafter the "Premises").

          2. TERM: This Lease shall be for a term of five (5) years commencing
             ----
on July 1, 1998 and ending on JUNE 30,2003. If the commencement date is other than on the first day of a calendar month, rent for the first month of this Lease shall be prorated so that the Tenant shall pay rent only for that portion of the month Tenant physically occupies the Premises for the Permitted Use (as described in Paragraph 4).

          3. (a) BASIC RENT: Tenant agrees to pay to Landlord, or Landlord's
                 ----------
agent, without demand, basic rent at the total annual rent of ONE HUNDRED SEVENTY THREE SEVEN HUNDRED SIX AND 00/100 ($173,706.00) Dollars, in equal monthly installments of FOURTEEN THOUSAND FOUR HUNDRED SEVENTY FIVE AND FIFTY/100 ($14,475.50) Dollars, commencing on the rental commencement date (as defined above). All basic rent shall be payable in monthly installments, in advance, on the first day of each month during every year of the demised term, in lawful money of the United States, without deduction or offset, to Landlord at the address set forth below for notices or to such other places as Landlord may from time to time designate in writing. For any portion of a calendar month during the term hereof, basic rent shall be prorated for each day of such period and shall be due and payable on the first day of such period.

             (b) OPERATING EXPENSES: Commencing January 1, 1999, Tenant agrees
                 ------------------
to pay to Landlord, Tenant's pro rata share of the Operating Expenses (as hereafter defined) in excess of the Operating Expenses for calendar year 1998 for each calendar year during the remaining term of this Lease based on the Rentable Area of the Premises, as compared to the total Rentable Area of the Building, which pro rata share is equal to 19.1%. During the term of this Lease, such increase in Operating Expense shall be limited to 4% per year cumulative, excluding Real Estate Tax and Insurance increases which will have no maximum limit.

             "Operating Expenses" shall mean all costs and expenses of Landlord with respect to the operation and maintenance of the Building and the land on, under or over which it is erected, all determined on an accrual basis in accordance with sound and accepted accounting principles consistently applied (including pro rata charges for all items of Operating Expense not recurring annually that are customarily incurred in connection with prudent building management and operation), including but not limited to the following: real estate taxes and special assessments (or taxes and charges imposed in lieu thereof), payroll taxes, federal and state unemployment taxes and social security taxes for management employees located in the Building; taxes imposed upon, allocable to, or measured by or on the rentals, including, without limitation, any sales or use tax on such rental, or any gross income tax or excise tax levied by the State, any political subdivision thereof, or Federal Government with respect to the receipt of such rental; taxes imposed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Building or any portion thereof; taxes imposed upon any transaction or document creating or transferring any leasehold interest or an estate in the Building or any portion thereof; insurance, including but not limited to, fire (including endorsements for extended coverage, vandalism and malicious mischief and theft and mysterious disappearance), public liability, business and rental interruption, boiler, water damage, workmen's compensation, health, accident and group insurance; water and sewer charges; license, permit and inspection fees; union dues and subscriptions; costs of wages and salaries of personnel involved in the operation and management of the Building (i.e., the Property Manager and all
                                          ---
personnel under the Property Manager's supervision or control), including welfare, retirement, vacations and other compensation and fringe benefits; management fees; auditor's fees; reasonable materials and supplies, including charges for office rent, telephone, telegraph, postage, stationery supplies and other materials and expenses required for operation of the Building's operations

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offices; repairs to and maintenance of the Building, including cost of materials, supplies tools and equipment used in connection therewith; costs incurred in connection with the operation, inspection and servicing (including outside maintenance contracts) of elevator, electrical, plumbing, heating, air-conditioning and mechanical equipment and the cost of materials, supplies, tools and equipment used in connection therewith; interior and exterior landscaping and cost of other services (including but not limited to electricity, steam, gas, water and other utilities) for the operation and maintenance of the Building and all such other expenses and costs reasonably necessary or desirable to be incurred for the purpose of operating and maintaining the Building in good and workmanlike condition as a first class office building. Notwithstanding the foregoing sentence, as used in the definition of Operating Expenses, taxes shall not include any federal, state or municipal income, profit, franchise, privilege, capital, levy, excise, inheritance, estate, succession, gift or transfer tax or any real property deed, conveyance or transfer taxes. Any taxes or assessment which may be paid over more than a one-year period shall be apportioned evenly over the maximum period of time permitted by law and only the portion thereof attributable to a given year shall be included in taxes for that year. "Operating Expense" shall not include: Landlord's cost of items sold to other tenants; Landlord's income taxes or any other taxes imposed upon or measured by Landlord's income or profit; personal property taxes of other tenants; leasing commissions and fees to real estate agents; and franchise, estate, inheritance, succession and real estate transfer taxes.

          "Rentable Area" shall be defined as all space within Tenant's demising walls plus the Tenant's proportionate share of all common areas. The Rentable Area of the Premises shall be determined by Landlord in Landlord's sole discretion and Tenant agrees to pay its pro rata share as stated above in this Subparagraph 3(b) notwithstanding any discrepancy in the calculation of Rentable Area. "Common Areas" are those areas of the building that Tenant shares in common with other tenants (such as elevator lobby, public corridors, toilets, service closets and service elevator lobby). Excluded from "Rentable Area" in the Building shall be all elevator pipe and mechanical shaft space and all stairwells. Changes in Rentable Area for purposes of this Subparagraph 3(b) shall be effective on the day of the change.

          Within sixty (60) days after the expiration of each calendar year or as soon thereafter as possible, Landlord or Landlord's agent shall submit to Tenant a statement setting forth the Operating Expenses, which statement shall also include in sufficient detail the calculation of the Operating Expenses and Tenant's share of same. Within 30 days after delivery of such statement, Tenant shall pay to Landlord a sum equal to the amount of the resulting adjustment for such calendar year, regardless of whether Tenant shall dispute any of the items included by Landlord. If Tenant shall not dispute any item or items of any such statement within sixty (60) days after such statement has been rendered, Tenant shall be deemed to have approved such statement. If Tenant shall dispute any item or items included by Landlord in determining Operating Expenses and such dispute is not amicably settled between Landlord and Tenant within sixty (60) days after the statement therefor has been rendered, either party may, during the fifteen (15) days next following the expiration of such sixty (60) days, refer such disputed item or items to a reputable firm of independent certified public accountants selected by mutual agreement of Landlord or Landlord's agent and Tenant for decision, which decision shall be conclusive and binding upon Landlord and Tenant. Landlord shall credit the amount, if any, of Tenant's prior payment found to be excessive against Tenant's next subsequent monthly rental payment or payments. The expenses involved in such determination shall be borne by the party against whom a decision is rendered by such accountants, provided that, if more than one item in dispute, and that neither party prevails on every item in dispute, then the expenses shall be apportioned according to the monetary value of the items decided against each party. The parties shall pay their apportioned shares of the expenses involved in such decision making, within fifteen (15) days of the date of decision.

          In addition, for a given calendar year during the term of the Lease, Landlord or Landlord's agent shall have the right to reasonably estimate the Operating Expenses for such calendar year, and Tenant shall pay to Landlord, together with and in addition to basic rent and other charges for such calendar year an amount equal to Tenant's share of such estimated Operating Expenses after accounting for Base Year Stops and agreed caps, which amount shall be paid in equal monthly installments over the portion of the calendar year subsequent to Landlord's making of such estimate. Thereafter, when Landlord has determined the actual amount of the Operating Expenses for such calendar year, the difference between the amount of Tenant's share of the estimated Operating Expenses paid by Tenant and Tenant's share of the Operating Expenses shall be refunded to or paid by the Tenant within thirty (30) days after the date of Landlord's bill. It is understood and agreed that

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 Landlord or Landlord's agent shall retain books and records at Landlord's or its agents offices which set forth the Operating Expenses for the Building and shall make available upon Tenant's prior written request such books and records for Tenant's review during the normal business hours of Landlord for a period of two (2) years from and after the incurring of such Operating Expenses.

           All amounts payable by Tenant to Landlord pursuant to this Subparagraph 3(b) or any other provision of this Lease shall be deemed additional rent, and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of rent.


          4. PERMITTED USE AND RESTRICTIONS ON USE: The Premises shall be used
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only as GENERAL OFFICE use or for any other lawful purposes with Landlord's prior written consent. Tenant shall use and occupy the Premises for such purposes throughout the term hereof. Tenant shall not do or permit anything to be done in or about the Premises which in any way will obstruct or interfere with the rights of any other tenants or occupants of the Building, or injure or unreasonably annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, injure or tend to injure the reputation of the Building or any part thereof, or cause any lines to form in the common areas of the Building. Tenant shall not cause, commit, maintain, or permit any nuisance or cause, commit, maintain, or permit the commission of any waste in, on or about the Premises.

          5. COMMON AREAS AND FACILITIES: Subject to the Rules and Regulations
             ---------------------------
(as such term is defined in Paragraph 6 below), Tenant and its employees, customers and invitees shall have the reasonable nonexclusive right to use (in common with Landlord and the other tenants and occupants of the Building and their respective employees, customers and invitees, and all other to whom Landlord has or may hereafter grant rights to use the same) such elevator, stairways, corridors, parking lot, sidewalks, and other common areas and facilities, if any, as may from time to time exist and be generally available to all occupants of the Building. Landlord shall have the right to close any or all portions of the common areas and facilities to such extent as may, in Landlord's opinion, be necessary to prevent a dedication thereof or the accrual of any rights to any person or the public therein. Landlord shall at all times have full control, management and direction of the common areas and facilities and shall maintain and repair the same. Landlord reserves the right at any time to reduce, increase, enclose or otherwise change the size, number, location, layout and nature of the common areas and facilities and the other tenancies and premises included in the Building, to construct additional buildings and stories, and to create additional Rentable Areas through use and/or enclosure of common areas, to place signs on the Building and to change the name, number or designation by which the Building or Premises is commonly known. Tenant shall not at any time interfere with the rights of Landlord, other tenants, and their respective employees, agents, officers and invitees, to use any part of the Building and common areas. If Tenant's operation of its business within the Premises be materially interfered with or if free access to the Premises is barred in excess of three (3) consecutive business days for any reason whatsoever, Tenant shall be entitled to an abatement of rent. If such interference continues for fifteen (15) consecutive business days, Tenant may cancel this Lease on notice to the Landlord. In exercising its rights under this paragraph, Landlord

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shall use reasonable efforts to limit interference with Tenant's use of the
Premises.

          6. COMPLIANCE WITH LAWS AND RULES: Tenant shall not use the Premises
             ------------------------------
or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or hereafter enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything which will in any way increase the cost of any insurance no or hereafter carried on the Building or any of its contents, or that will invalidate any such insurance or grant the insurer a defense thereon. Except as otherwise provided herein, Tenant shall at its sole cost and expense promptly comply with all laws, orders, statutes, ordinances and governmental rules, regulation or requirements now or hereafter in force, and with the requirements of any duly constituted public authority having jurisdiction over the Premises, except that Tenant shall not be required to make structural changes (including but not limited to structural changes to the roof, parapet, walls, gutters, downspouts, foundation and load-bearing walls) not related to or affected by Tenant's alterations or improvements or by a change in Tenant's use of the Premises. Landlord warrants and represents that upon the commencement date of this Lease the condition of the Premises will comply with all laws, orders, statutes, ordinances and governmental rules, regulations or requirements, including compliance with ADA, now in force and with the requirements of any duly constituted public authority having jurisdiction over the Premises and the local Board of Fire Underwriters or any similar body now in force. Tenant shall also comply with the Rules and Regulations in effect on the date hereof (as set forth in Exhibit B attached hereto, which is hereby incorporated herein) and with such reasonable additional rules and regulations, and such reasonable amendments to the existing rules and regulations, as may from time to time be made or established by Landlord to govern the use, occupancy and operation of the Building (herein, including any such additions and amendments, called the "Rules and Regulations"). Landlord shall use due diligence to enforce the performance of the Rules and Regulations by the other tenants and occupants of the Building. Tenant's obligation under this Article or any other similar provision of the Lease (including the Rules and Regulations, if any) shall be limited to those situations in which a violation, order or duty is imposed resulting from the particular use made of the demised Premises or any portion thereof by Tenant, it being understood that Tenant shall not be responsible for complying with any violations, orders, codes or duties which are imposed on the building generally and which would have to be complied with whether Tenant or any other tenants were then in possession of the demised Premises.

          7. UTILITIES AND SERVICES: Landlord shall (a) furnish heat and
             ----------------------
air-conditioning to the Premises, as provided in the Rules and Regulations; (b) furnish water for the intended use of occupants of the Building; (c) provide janitor service for the Premises and elevator service for the Building to the extent provided in the Rules and Regulations; and (d) provide cleaning service for the interior and exterior of Tenant's windows of a scope and frequency determined by Landlord. Replacement of lamps, bulbs, tubes, starters and ballasts in the Premises shall be provided by Landlord and the cost thereof included in Operating Expenses. Landlord shall have the exclusive right to attend to such replacement, and its charges therefor shall be reasonable. Landlord may adopt a system of relamping and reballasting periodically on a group basis. If Landlord elects to make available to tenants in the Building other services or supplies including but not limited to those services set forth in Paragraph 26 of the Rules and Regulations, which shall benefit all tenants or which Landlord could not provide efficiently if certain tenants refused to obtain it (such as piped-in music), or arranges a master contract therefor, Tenant shall pay its proportionate share of the expense. It Tenant wishes to obtain any of such services outside the normal business days and hours for such services, the, if the service desired is available, special arrangements must be made with Landlord, and Tenant shall pay Landlord's then standard charge for any such additional services so furnished. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rental by reason of interruption of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disputes of any character, or by any other similar or dissimilar cause beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of, or injury to, property or person, however occurring through or in connection with or incidental to the furnishing of, interruption of or a failure to furnish any of the foregoing, including documents, files or other property damaged, destroyed or lost through acts or omissions of the personnel performing janitorial or cleaning services. Any services, other than those agreed herein to be provided by Landlord, which are consumed on the Premises, shall be paid for by Tenant. Tenant shall have access to the Premises Seven (7) days per week, Twenty-Four (24) hours per day.

            Anything in this Lease to the contrary notwithstanding, if the stoppage

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of services which Landlord is obligated to provide for Tenant causes any portion of the Premises to become unusable by Tenant for more than Five (5) consecutive business days, then and in that event Tenant shall be entitled to a pro rata abatement of rent as to such unusable portion of the Premises commencing with the sixth (6/th/) day that the same are unusable, provided, however, that Tenant shall not be entitled to any abatement of rent due to unusability (a) caused by any act or omission of Tenant or any of Tenant's servants, employees, agents, visitors, or licensees or (b) where Tenant requests Landlord to make a decoration, alteration, improvement, or addition or (c) where the repair in question or the services in question are those which Tenant is obligated to make or furnish under any of the provisions of this Lease.

          Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of all such heating, ventilating and air-conditioning systems. Wherever heat-generating machines or equipment are used in the Premises which shall affect the temperature otherwise maintained by the air-conditioning system in the Premises and Tenant gives Landlord notice of such increased temperature, or in any other portion of the Building, Landlord reserves the right to install supplementary air-conditioning units in the Premises and the cost of installation, operation and maintenance thereof shall be paid by Tenant to Landlord, upon demand. Tenant will not, without the prior written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of heat, air-conditioning or water usually furnished or supplied for use of the Premises. If Tenant shall require heat, air-conditioning or water in excess of that usually furnished or supplied for use of the Premises, then (i) Tenant shall first procure the written consent of Landlord to the use thereof, which consent Landlord may refuse; and (ii) the annual rental payable for the Premises shall be equitably adjusted upward, so that such rental includes an appropriate amount for the additional services expected to be consumed by Tenant in the Premises. Notwithstanding the foregoing, in no event shall personal computers or related printers be deemed "heat generating" for purposes of this paragraph.

          8.   ELECTRICAL SERVICE AND CHARGE: Landlord agrees to provide Tenant
               -----------------------------
with standard electrical service for lighting and office equipment requirements of Tenant on the Premises (hereinafter called "Electrical Service"). The cost of such Electrical Service shall be considered an Operating Expense under Paragraph 3 above.

          9.   REPAIRS: Landlord shall maintain the exterior of the Building and
               -------
make all structural and major exterior repairs to the Building and Premises including the building systems, roof, parapet walls, and foundation and load-bearing walls unless such repairs are required by reasons of negligence or misconduct of Tenant, its agents, employees, customers or invitees, or the particular nature of Tenant's use of the Premises, in which case such repairs shall be made by Tenant. Except as set forth above, if such repairs are of a capital nature, they shall be made at Landlord's expense, otherwise they shall be considered an Operating Expense under Paragraph 3 above. Tenant shall give Landlord written notice of the need for any such repairs to be made by Landlord, and Landlord shall be under no liability for damage or injury however caused in the event of its failure to make such repairs, unless it shall have received such notice from Tenant and failed to make such repairs within a reasonable time after receipt of such notice. However, if such repairs cannot be completed within thirty (30) days, it shall be considered sufficient performance if Landlord promptly commences such repairs and continues to use due diligence to complete such repairs as soon as reasonably possible. Except as above provided in this Paragraph 9, Tenant shall, at its expense, keep the Premises and every part thereof in good condition and repair, ordinary wear and tear and casualty excepted.

               If the Building, including the elevator, boilers, engines, pipes, or other apparatus (or any of them) used for the purpose of heating, ventilating or air-conditioning the Building or operating the elevator, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building or the roof or outside walls of the Building get out of repair or become damaged or destroyed through the negligence or misconduct of the Tenant or its agents, employees, customers, or invitees, in any way stopping up or injuring the heating, ventilating, or air-conditioning apparatus, elevator, water pipes, drainage pipes or other equipment or part of the Building, the expense of the necessary repairs, replacements or alterations shall be borne by the Tenant, which shall pay the same to the Landlord within thirty (30) days of demand. Replacement of and addition to the plumbing or electrical equipment and facilities located in, or serving only the Premises, and unclogging of the plumbing systems of the Premises caused by the negligence or misconduct of Tenant, its agents, employees, customers, or invitees shall be at Tenant's expense. Tenant shall, at it expense, repair or

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replace with glass of equal quality any broken or cracked plate or other glass in doors, windows and elsewhere in the interior and on the exterior of the Premises (except the exterior curtain wall glass and lobby wall glass) unless the breakage shall be covered by any fire or other casualty insurance which Landlord may carry on the Building. Repairs and replacements of exterior curtain wall glass required by reason of negligence or misconduct of Tenant, its agents, employees, customers, or invitees shall be done at Tenant's expense.


          10. ALTERATIONS: Tenant shall not make or suffer to be made, any
              -----------
alterations, additions or improvements ("Alterations") in, on or to the Premises or any part thereof, without the prior written consent of Landlord; and any such alteration, addition, or improvement in, on or to the Premises, except movable furniture and trade fixtures, shall at once become a part of the Building and appurtenant realty and belong to Landlord. Any such alteration, addition or improvement by Tenant, shall be made at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved in writing by Landlord. All of the foregoing, together with all repairs required to be made by Tenant, shall be made in good and workmanlike manner and in compliance with all governmental requirements and rating bureau recommendations, and shall be performed by competent workmen whose labor union affiliates are not incompatible with those of any workmen who may be employed in the Building by Landlord its contractors or subcontractors. Tenant shall obtain all necessary permits from governmental authorities. Tenant agrees not to create, incur, impose, or permit, or suffer to exist any lien or other obligation against the Premises or Landlord (or shall provide adequate security or bond, in a manner satisfactory to Landlord, and use due diligence to contest any such lien or other obligation in good faith) by reason of any alteration or improvement or any repair or decoration permitted or required to be made by Tenant pursuant to this Lease, and Tenant agrees to hold Landlord harmless from and against any and all claims and demands by contractors or other third persons against the Premises or Landlord relating to or arising out of any such alteration, improvement, repair or decoration. This Paragraph 10 shall apply to any work performed by Tenant in making the Premises initially ready for use and occupancy. Notwithstanding the foregoing to the contrary, if the Alterations (i) are of a cosmetic nature such as painting, wallpapering, hanging pictures, millwork and carpeting, (ii) are not visible from the exterior of the Premises or the Building and (iii) do not affect the systems or the structural elements of the Building, then such no consent shall be required; provided that even if Landlord's consent to an Alteration is not required, Tenant shall still comply with this Section.

          11. ASSIGNMENT; SUBLEASE: Tenant shall not assign, pledge, mortgage or
              --------------------
otherwise encumber this lease or sublease any part or all of the Premises without Landlord's prior written consent, which shall not be unreasonably withheld or delayed, nor shall any transfer of Tenant's interest in the Premises by operation of law occur or be allowed to occur. Notwithstanding Landlord's consent to any of the foregoing, Tenant shall remain liable to Landlord for payment of rental then due and thereafter to become due and the performance of all other obligations of Tenant hereunder for the balance of the term hereof. Tenant agrees that, upon making any permitted assignment or subletting under this Lease, Tenant shall promptly furnish Landlord with an executed counterpart of the instrument of assignment or subletting. As a condition of any assignment or subletting, the assignee and/or subtenant must assume and agree in writing to perform all of the terms, conditions and provisions as contained in this Lease on the Tenant's part to be performed. Landlord's consent to any of the foregoing shall not release or waive the prohibition against it thereafter or constitute a consent to any other assignment, pledge, mortgage, encumbrance, transfer, or sublease. If this Lease be assigned, or if the Premises or any part thereof be subleased or occupied by anybody other than Tenant, whether with or without Landlord's consent, Landlord may collect from the assignee, sublessee, or occupant, any rental or other charges payable by Tenant under this Lease and not timely paid by Tenant, and apply the amount collected to the rental and other charges herein reserved, but such collection by Landlord shall not be deemed an acceptance of the assignee, sublessee, or occupant as a tenant, nor a consent to such assignment or sublease or occupancy, nor a release of Tenant from the performance by Tenant of this Lease.

          Notwithstanding the forgoing paragraph, Tenant may assign all or part of this Lease, or sublease all or part of the Premises, to (a) any corporation which has the power to direct Tenant's management and operation, or any corporation whose management and operation is controlled by Tenant, or (b) any corporation a majority of whose voting stock is owned by Tenant, or (c) any corporation in which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations, so long as the liabilities of the corporations participating in such merge or consolidation are assumed by the corporation

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surviving such merger or created by such consolidation, or (d) any corporation acquiring this Lease and a substantial portion of Tenant's assets.

          12. DIRECTORY AND SIGNS: Landlord shall place Tenant's name upon the
              -------------------
directory board of the Building in the same manner as other tenants in the Building, but the design and style of such identification, and the location of such directory board and allocation of the space thereon among the tenants and occupants of the Building shall be determined by Landlord, in its sole discretion. Landlord shall provide Tenant front door signage in accordance with the Building standard signage package. Tenant shall not, without Landlord's prior written consent in each case first had and obtained, install, affix or use: (a) any signs, lettering or advertising media of any kind whatsoever, blinds, shades, curtains, draperies or similar items on the exterior of the Premises, in any window of the Premises, or in the interior of the Premises in such a manner as shall be visible from outside the Premises; or (b) any awnings, radio or television antennae or any other object or equipment of any nature whatsoever on the exterior of the Premises. No name, symbol, mark, design, or insignia adopted by Landlord for use in connection with the Building shall be used by Tenant in the conduct of the business in the Premises or elsewhere, without prior written consent of Landlord. Tenant shall not refer to the Building by any name other than that designated by Landlord from time to time, and Tenant shall use such designated name for the business address of the Tenant but for no other purpose. All rights to and use of the exterior of the Premises and the roof of the Building are reserved to Landlord, except as permitted above. Tenant, at Tenant's sole cost and expense shall be allowed to use the unused monument sign located at the front of the Building during the term of this Lease.

          13. INSURANCE AND WAIVER OF SUBROGATION: Tenant shall, at its expense,
              -----------------------------------
obtain and carry at all times during the term of this Lease (a) public liability insurance covering the Premises with limits of at least One Million Dollars ($1,000,000.00) for one person and Three Million Dollars ($3,000,000.00) for any number of persons injured or killed in one occurrence and Five Hundred Thousand Dollars ($500,000.00) property damage (or such higher amounts as Landlord or its lender may from time to time reasonably determine); and (b) fire insurance, with extended coverage, vandalism and malicious mischief, theft and mysterious disappearance endorsements and without co-insurance, covering the contents of the Premises and all alterations, additions, and leasehold improvements made by or for Tenant, in the amount of their full replacement value. Anything herein to the contrary notwithstanding, Tenant shall be permitted to self-assume the risk of physical damage to its personal property in lieu of maintaining insurance. In the event of loss or damage to Tenant's personal property, Tenant agrees to be responsible for repairing or replacing such damaged property. All of such policies shall cover both Landlord and Tenant, as their interests may appear, and all insurers thereon shall agree not to cancel or change the same without at least twenty (20) days prior written notice to Landlord.

          Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or causes of action, against the other, its agents, servants, partners, shareholders, officers, or employees, for any loss or damage that may occur to the leased Premises or the Building, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies regardless of cause or origin, including negligence of the other party hereto, its agents, officers, partners, shareholders, servants, or employees, and covenants that no insurer shall hold any right of subrogation against such other party. Landlord and Tenant will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all policies of insurance carried in connection with the Building and the demised Premises.

          14. NONLIABILITY OF LANDLORD: Except for the gross negligence and
              ------------------------
willful misconduct of the Landlord, Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever, including, without limitation the generality of the foregoing, those caused by snow, ice or water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, or caused by gas, fire, oil, electricity, or any cause whatsoever in, on, or about the Premises or Building or caused by the acts of negligence of other tenants or occupants of premises in the Building.

          15. INDEMNITY: Tenant shall hold Landlord harmless and indemnified
              ----------
from and against any and all claims or liability for any injury or damage to any person or property whatsoever, excepting any injury or damage to any person or property caused by Landlord's active negligence or willful misconduct; (a) occurring in, on, or about the Premises or any part thereof, however caused; (b) occurring in, on, or about any facilities (including, without prejudice to the generality of the term "facilities", elevator, stairways, passageways, or hallways) the use of which Tenant may have in conjunction with other tenants and occupants of the Building, when such injury or damage shall be the act, neglect, fault of, or omission of any duty with respect to the same, by Tenant, its employees, customers, or invitees; or (c) arising out of or resulting from Tenant's use and occupancy of the Premises or any equipment therein or appurtenances thereto.

          Landlord agrees to indemnify and save harmless Tenant, its officers, employees, contractors, or licensees against and from all claims arising from any active negligence or willful misconduct negligent act of Landlord, or of Landlord's agents, employees, contractors, or licensees. Tenant agrees to indemnify and save harmless Landlord its officers, employees, contractors, or licensees against and from all claims arising from any negligent act of Tenant, or of Tenant's agents, employees, contractors, or licensees.

          16. TAXES PAYABLE BY TENANT: Tenant agrees to pay, before delinquency,
              -----------------------
any and all taxes which are or should be levied or assessed and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures, and other personal property located in the Premises.

          17. HOLDING OVER: Tenant shall pay Landlord for each day Tenant
              ------------
retains possession of the Premises or any part thereof after termination hereof, by lapse of time or otherwise, at a rate equal to 150% of the annual rent, as adjusted for Operating Expense Increases, divided by 365 and also pay all additional rent and all damages sustained by Landlord by reason of such retention. If Landlord gives written notice to Tenant of Landlord's election thereof, such holding over shall constitute an extension of this Lease for a period from month to month, on the terms and conditions of this Lease. This provision shall not be deemed to waive Landlord's right of re-entry or any other right hereunder or at law.

          18. SUBORDINATION TO GROUND LEASES AND MORTGAGES: This Lease is and
              --------------------------------------------
shall be subject and subordinate at all times to all ground or underlying leases which may hereafter by executed affecting the Premises, the Building and/or all or any part of the land upon which the Building is situated, and to the lien of any mortgages in any amount or amounts whatsoever now, herebefore or hereafter placed on or against the land and buildings or either thereof, of which the Premises are a part, or on or against Landlord's interest or estate therein, or any part of or interest (and in all cases including all extensions, renewals, amendments and supplements to any ground or underlying lease or mortgage), without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages as may be required by Landlord and Tenant further agrees to attorn to and recognize the holder of any mortgage or the Landlord under any ground lease. Notwithstanding anything hereinabove contained in this Paragraph 18, in the event the holder of any mortgage or the Landlord under any ground or underlying lease shall at any time elect to have this Lease constitute a prior and superior lien to its mortgage or lease, then, and in such event, upon any such holder or Landlord notifying Tenant to that effect in writing, this lease shall be deemed prior and superior in lien to such mortgage or lease, as the case may be, whether this Lease is dated prior to or subsequent to the date of such mortgage or lease. If the Premises are subject to any Mortgage or Deed of Trust as of the date hereof or if a Mortgage or Deed of Trust is placed after such date, and Tenant is not in default of this Lease, Landlord shall cause the holder of such Mortgage or Deed of Trust to execute and deliver to Tenant a non-disturbance Subordination and Attornment Agreement in a form reasonably acceptable to Landlord and Tenant.

          19. LANDLORD'S RIGHT OF ACCESS: Landlord and its agents and employees
              --------------------------
shall at all times have the right to enter the Premises on reasonable notice to Tenant, at any reasonable time (except in emergencies, in which case the time for entry shall not be so limited) to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees or tenants (provided showings to prospective tenants of the Premises shall be limited to the last 6 months of the lease term) and to alter, improve or repair the Premises and any potion of the Building without abatement of rent and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where required by the character of the work to be performed. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon or about the

Premises, excluding Tenant's vaults and safes (which placement must be designated in advance by Tenant, and approved in writing by Landlord), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open such doors in an emergency in order to obtain entry to any portion of the Premises. Any entry to the Premises or portions thereof by Landlord by any of such means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a retainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall conduct its activities at a time and in a manner so as to minimize any disruption of or interference with Tenant's business or access to the Premises.

          20. EASEMENT FOR PIPES: Tenant shall permit Landlord (or its
              ------------------
designee) to erect, use, maintain, replace and repair, pipes, cables, conduits, plumbing, vents, telephone, electric and other wires or other items, in, to and through the Premises, as and to the extent that Landlord may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the Building provided the same are installed at such times and by such methods as will not materially interfere with Tenant's use of the demises Premises or damage the appearance thereof or reduce the area of the demises Premises and are concealed behind the walls, floors and/or ceilings of the demises Premises as then constructed. In the event Landlord needs access to any under-floor duct, Landlord's liability for carpet replacement shall be limited to replacement of the piece removed to gain such access provided, however, the carpet shall be restored to reasonably the same appearance as prior to such Landlord access. All such work shall be done, so far as practicable, in such manner as to minimize interference with Tenant's use and occupancy of the Premises.

          21. INSOLVENCY OR BANKRUPTCY OF TENANT: The appointment of a receiver
              ----------------------------------
to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization act, shall at Landlord's option, constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant. In no event shall this lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

          22. DEFAULT: If: (a) default be made in the payment of the rental or
              -------
any additional charge payable hereunder by Tenant, and such default shall continue for ten (10) days after written notice by Landlord to Tenant; or (b) default be made in any of the other covenants or conditions herein contained on the part of Tenant, and such default shall continue for thirty (30) days after written notice thereof shall have been given to Tenant (if such default is a curable default, but not of a type which can be corrected within thirty (30) days, then if Tenant fails to promptly commence, diligently pursue and to continue to do so in order to correct such default); or (c) if this Lease shall, by act of Tenant or by operation of law or otherwise, devolve or pass to any party other then Tenant, except with the prior written consent of Landlord, then and in any of the above-described events, Tenant shall be in breach of this Lease, and Landlord shall have the rights and remedies herein referred to and/or provided. In the event of any breach by Tenant, beyond applicable periods of notice and grace, Landlord, besides any other rights or remedies it may have by law or otherwise, shall have the immediate right of re-entry and the right to remove all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Should Landlord elect to re-enter as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may either terminate this Lease or may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms (which may for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord, in the exercise of Landlord's sole discretion, may deem advisable, including but not by way of limitation, the right to make alterations and repairs to the Premises. Upon each such reletting (i) Tenant shall be immediately liable to pay to Landlord, in addition to any rent and any other sums due hereunder, the reasonable cost and expense of such reletting and of such alterations and repairs incurred by Landlord, and the amount, if any, by which the rent reserved in this Lease for the period of such reletting (up to but not beyond the term of this Lease), exceeds the amount agreed to be paid as rent for the Premises for such period of such reletting; or (ii) at the option of Landlord, rents received by Landlord from such reletting shall be applied first, to the payment of any sums due hereunder from Tenant to Landlord, other than rent; second, to the payment of any costs and expenses of such reletting and of such alterations and repairs;

third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rents as the same may become due and payable hereunder. If Tenant has been credited with any rent to be received by such reletting under option (i), and such rent shall not be promptly paid to Landlord by the new tenant, or if such rentals received from such reletting under option (ii) during any months be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly, within ten (10) days of notification of such deficiency. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including the cost of recovering the Premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable by Tenant to Landlord.

          All covenants and agreements to be performed by the Landlord or Tenant under any of the terms and conditions of this lease shall be performed by the party obligated to do so at the party's sole cost and expense (and without any abatement of rent by Tenant). If the Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be to be performed hereunder, and such failure shall continue beyond applicable periods of notice and grace, the Landlord may, on reasonable notice to Tenant, but shall not be obligated so to do, and without waiving or releasing the Tenant from any obligations of the Tenant, make any such payment or perform any such other act. All sums so paid by Landlord and all necessary incidental costs, and all costs and expenses (including reasonable attorneys' fees) incurred by Landlord in enforcing any of the terms, covenants or conditions of this lease, or in suing for or obtaining relief by reason of a breach thereof, together with interest on all of the forgoing at the rate of twelve percent (12%) per annum from the date of payment or incurring by the Landlord (or the highest rate allowed by law, whichever is less), shall be payable as additional rent to the Landlord on demand, and Tenant covenants to pay any such sums, costs and expenses Landlord shall have, in addition to any other right or remedy of the Landlord, which rights and remedies shall be the same as in the case of default by Tenant in the payment of the rent.

          Failure of Landlord or Tenant to exercise its rights in connection with any breach or violation of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition for any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

          A material default by Tenant or any affiliate of Tenant in the prompt and full-payment of any sums due Landlord (or any affiliate of Landlord) or in the complete and timely performance of any of the terms, covenants and conditions on its part contained in this lease or any other collateral agreements or documents to which Landlord (or affiliate of Landlord) and Tenant (or any affiliate of Tenant) are parties shall constitute a material default by Tenant under this Lease, and a default by Tenant under this Lease shall constitute a material default under such other collateral agreement or document by Tenant (or its affiliate).

          23. SALE BY LANDLORD: In the event of a sale or conveyance by Landlord
              ----------------
of the Building or any part of the Building including the Premises, the same shall operate to release Landlord from any future liability upon any of the covenants and conditions herein contained, and in such event, Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. The Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the purchaser or grantee, which shall be personally obligated on this Lease only so long as it is the owner of Landlord's interest in and to this Lease. If Landlord shall fail to perform any term, covenant or condition of this Lease upon Landlord's part to be performed and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title and interest of Landlord in the Building and out of rents or other income from such property receivable by Landlord and Landlord shall not be liable for any deficiency.

          24.  NOTICES: All notices and demands which may or are required to be
               -------
given by either party to the other hereunder shall be in writing, and given by personal delivery or sent by United States certified or registered mail, postage prepaid. Notices and demands to Tenant shall be addressed to Tenant at 100 EAST WISCONSIN AVENUE, SUITE 2700, MILWAUKEE, WI 53202. Notices and demands to the Landlord shall be addressed to it at 710 North Plankinton Avenue, Suite 1400, Milwaukee, Wisconsin 53203, or to such other firm or to such other place as Landlord may from time to time designate in a written notice to the Tenant. All such notices and demands shall be deemed to be given on the date such notice is personally delivered or on the date three (3) business days after the date such notices or demands are deposited in the United States certified or registered mail.

          25.  SURRENDER OF PREMISES: Upon the termination of this Lease, by
               ---------------------
expiration or otherwise, Tenant shall surrender the Premises to Landlord in as good condition and repair as when delivered by Landlord, wear and tear, obsolescence and damage from the elements, fire and other casualty excepted unless caused by the negligence or misconduct of Tenant or its agents or employees. All alterations, additions, improvements and decorations made to the Premises by Tenant shall remain and become the property of the Landlord. All trade fixtures and other equipment and personal property owned by Tenant may be removed from the Premises by Tenant no later than the expiration date of this Lease, and provided that Tenant shall repair any and all damage caused by such removal.

          26.  FIRE DAMAGE: If the Premises shall be destroyed or damaged by
               -----------
fire or other casualty, covered by standard extended coverage endorsement, Landlord shall (unless this Lease shall be terminated as hereinafter provided) diligently proceed, after adjustment of such loss, to repair or restore the basic building structure and facilities of the Premises, together with all items which Landlord furnished to Tenant upon the commencement of the term hereof, to the condition in which they existed immediately prior to such destruction or damage. Of the Premises or any part thereof shall be rendered untenantable by any destruction or damage, whether covered by standard extended coverage endorsement or not, a just proportion of the rental based upon the number of square feet of area in the Premises which are untenantable, shall be abated until the Premises or such part thereof shall have been put in tenantable condition by Landlord. In the event, however, that any destruction or damage to the Premises, or to the Building (regardless of whether or not the Premises be affected), is so extensive that Landlord, in its sole discretion, shall elect not to repair or restore the Premises or Building, as the case may be, Landlord may terminate this Lease (effective as of the date of the destruction or damage) by written notice to Tenant given within ninety (90) days after the occurrence of the event giving rise to the damage or destruction. In the event that this Lease is terminated, Tenant shall not have any claim against Landlord, including for the value of the unexpired term of the Lease or for the expenses of moving to another location.

          Anything herein to the contrary notwithstanding, if the Premises or the Building is destroyed, or so damaged that in normal course it cannot be repaired and made tenantable within ninety (90) days, or so damaged that Landlord shall decide not to repair or rebuild, either Landlord or Tenant may terminate this lease by giving notice to the other, and the rent shall be paid to or adjusted as of the date of the damage, and Tenant shall thereupon vacate the Premises and surrender them to Landlord.

          27.  COMPENSATION: If all or a substantial portion of the Premises
               ------------
shall be taken by any public authority under its power of condemnation, this Lease shall terminate with respect to the portion or entirety of the Premises so acquired as of the date title shall be taken by the acquiring authority, and the rental payable hereunder shall be apportioned accordingly. If any part of the Building shall be taken, then Landlord (whether or not the Premises be affected) shall have the right to terminate this Lease upon giving written notice thereof to Tenant within six (6) months after such taking. In such event this Lease shall terminate on the date stated in the notice, and the rental payable hereunder shall be apportioned accordingly. Upon any such taking and the continuing force of the Lease as to a part of the Premises, the rental payable thereafter shall be reduced in proportion to the amount of total floor area of the Premises taken. In the event of any such taking, Landlord, at it expense, shall, unless this lease has been terminated, diligently rebuild or restore the remainder of the Premises (including the items furnished by Landlord to Tenant at the commencement of the term of this Lease) to the condition in which it existed at the time of such taking. Landlord's obligations shall be limited to the rebuilding or restoration of such basic building structure and facilities as Landlord furnished upon the commencement of the term hereof. In any event, all damages awarded by the acquiring authority for any such taking, whether for the whole or a part of the Premises or Building, shall belong to and be the property of Landlord whether such damages shall be awarded as compensation for loss of, or diminution in value to, the leasehold or the fee thereof; provided, however, that Landlord shall not be entitled to any award made for the loss of any of Tenant's trade fixtures or movable personal property or the cost of relocating or removing its personal property. In the event that this lease if terminated as hereinabove provided, Tenant shall not have any claim against Landlord, for the value of the unexpired term hereof or for the expenses of moving to another location.

          28.  COVENANT OF QUIET ENJOYMENT: Landlord covenants that it has full
               ---------------------------
right, title and authority to enter into this Lease. So long as Tenant shall duly and punctually perform and observe all of its obligations under this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Premises free from let or hindrance by Landlord or any party claiming by, through or under Landlord, subject and subordinate to any: zoning, use and building laws, ordinances, and regulation; recorded building and use restrictions and covenants; easements for public utilities;

          29.  APPLICABLE LAW AND CONSTRUCTION: The laws of the State of
               -------------------------------
Wisconsin shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The headings of the several articles and sections contained herein are for convenience only and do not define, limit or construe the contents thereof. Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provision of this section shall not operate to excuse Tenant from prompt payment of rent, additional rent or any other payments required by the terms of this Lease except as otherwise provided herein.

          30.  EXECUTION OF LEASE BY LANDLORD: Employees or agents of Landlord
               ------------------------------
have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document becomes effective and binding only upon the execution and delivery hereof by Landlord and Tenant. Tenant confirms that Landlord and its agents have made no representations or promises with respect to the Premises or the making or entry into of this Lease except as in this lease expressly set forth, and agrees that no claim or liability shall be asserted by Tenant against Landlord for, and Landlord shall not be liable by reason of, breach of any representations or promises not expressly stated in this Lease. This Lease can be modified or altered only by an instrument in writing executed by each of the parties hereto.

          31.  BINDING EFFECT OF LEASES: The covenants, agreements and
               ------------------------
obligations herein contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and assigns (but in the case of assigns of Tenant only to the extent that assignment is permitted hereunder). No third party, (other than such successors and assigns), shall be entitled to enforce any or all of the terms of this lease or shall have rights hereunder whatsoever.

          32.  LANDLORD APPROVAL: Wherever it is indicated in this Lease that
               -----------------
consent or approval must first be obtained from the Landlord by the Tenant, the Landlord agrees in such instance that it will not unreasonably withhold or delay its consent, however, such approval by Landlord may be subject to mortgagee approval and in such event Landlord shall use its best efforts to obtain the consent of mortgagee within a reasonable time.

          33.  ESTOPPEL CERTIFICATES: Tenant, at the request of the Landlord, at
               ---------------------
any time and from time to time, shall, upon not less that fifteen (15) days prior notice, execute, acknowledge and deliver to Landlord, in accordance with the notice provisions contained Paragraph 24, a statement in writing certifying that this Lease is unmodified and in full force and effect as modified, and setting forth the modifications), the dates to which the fixed net annual rental has been paid, and stating whether or not, to the best knowledge of the Tenant, any party is in default in keeping, observing or performing any term, covenant, agreement, provision, condition of limitation contained in this Lease, and if in default, specifying each such default, it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by Landlord, or any prospective purchaser or assignee or mortgagee.

          34.  COMMISSION: THE LOZOFF COMPANY represented the Tenant in
               ----------
connection with the procurement of this Lease and Landlord agrees to pay THE LOZOFF COMPANY a commission in the amount of 7% of the annual rent due hereunder for the first 12 months of the term and 2% of the annual rent due for each subsequent 12-month period of the term hereof.

          35.  TENANT IMPROVEMENTS: See the attached Exhibit "C" Approved
               -------------------
Construction Drawings and Specifications.

          IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized representatives as of the day and year first above written.

                                             LANDLORD:

                                             TOWNE REALTY, INC.

                                             BY:  /s/ [ILLEGIBLE]^^
                                                ----------------------------
                                             Its  Vice Pres
                                                 ---------------------------


                                             TENANT:

                                             SPR, INC.

                                             BY:  /s/ [ILLEGIBLE]^^
                                                ----------------------------
                                             Its  Executive Vice President
                                                 ---------------------------


                                             Attest:

                                             _______________________________

                                             Its ___________________________

                                   Exhibit A

                           [FLOOR PlAN APPEARS HERE]

Leased by & between:               TOWNE REALTY, INC. as Landlord and SPR, INC.
                                   as Tenant.

Lease Date:                        April 16, 1998

                                   EXHIBIT B

                             Rules and Regulations
                             ---------------------

          (1) The Building shall be open to the public from at least 7:30 a.m. to 6:00 p.m., Monday through Friday, and 7:30 a.m. to 1:00 p.m., Saturday, excluding holidays. Subject to the provisions hereof, the Building will be generally continuously accessible to Tenant and Tenant's subtenants. Landlord may at all times control entry to and departures from the Building (through a security officer or employee in charge, should Landlord so choose), and (a) persons may enter the Building only with permission; (b) persons entering or departing from the Building may be questioned as to their business in the Building and the right is reserved to require the use of an identification card and the registering of such persons as to the hour of entry and departure, nature of visit, and other information deemed necessary for the protection of the Building and its tenants; (c) all entries into and departures from the Building will take place through such one or more entrances as Landlord shall from time to time designate; and (d) Landlord reserves the right at any time and from time to time to require that any tenant, or employee or agent of any tenant, desiring to take office furniture, equipment or other similar items from the Building first obtain a pass therefor from landlord or such employee of landlord as Landlord shall from time to time designate for such purpose. Any tenant desiring to move furniture or other equipment into or out of the Building shall in all instances first obtain the prior written approval of Landlord, both as to the time of day and entrance to the Building to be utilized by the Tenant in connection with such move.

     Landlord will normally not strictly enforce Rules (1)(a), (1)(b) and (1)(c) from 7:30 a.m. to 6:00 p.m., Monday through Friday, and from 7:30 a.m. to 1:00 p.m. on Saturdays, but it reserves the right to do so or not to do so at any time, when required, in Landlord's sole opinion, for the safety of the tenants, the Building, property therein, or for any other reasonably necessary reason. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserved the right to prevent access to the Building by persons other than tenants during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and the protection of the Building and the property therein or for any other desirable reason.

     Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

          (2) The elevator in the Building will be in operation from at least 7:30 a.m. to 6:00 p.m. on Monday through Friday each week, excluding holidays. On Saturdays, Sundays and holidays and after 6:00 p.m. on other days, the elevator will be in operation during the hours the Building is open. Elevator service may be interrupted because of maintenance, repairs, or improvements or for any cause beyond Landlord's control. The stairway between the floor will be generally continuously accessible, unless restricted by fire code or other ordinance.

          (3) All janitor service in and about the individual Tenant's leased premises ("Suite") shall be performed by employees of, or service companies retained by, Landlord unless written approval is given by landlord. The janitor service to be furnished by landlord shall consist of routine dusting, vacuum cleaning or dustmopping floors, removing normal waste, cleaning exterior windows and maintaining the Suite and the entrance doors of the Suite after use ordinarily incident to the purpose for which the Suite is leased, and shall be furnished, only on Monday through Friday of each week, excluding holidays. Any additional janitor service requested by Tenant and elected to be furnished by Landlord shall be paid for at such reasonable rates as Landlord shall specify.

          (4) Heat and air-conditioning, to provide conditions required for comfortable occupancy of the Suite under normal business operations in a manner commensurate with first-class office buildings in the Mayfair Road, Wauwatosa, Wisconsin area, will be furnished during the usual seasons therefor. Heating and air-conditioning will be available Monday through Friday from 7:30 a.m. to 6:00 p.m. and Saturday from 9:00 a.m. to 1:00 p.m. during usual season therefor. Sunday and holidays shall be excepted. Wherever machines or equipment are used in the Suite which affect the temperature otherwise maintained by the air-conditioning or heating system, Landlord shall have the right to require Tenant to discontinue the use thereof unless Tenant shall agree to reimburse Landlord for its cost of furnishing and installing supplementary air-conditioning or heating equipment for the Suite and to pay for the cost of the operation and maintenance of such equipment. Tenant shall give Landlord or its representatives prompt written (and, in the case of an emergency, oral) notice of any accidents to, or defects in, any heating, air-conditioning, electrical, plumbing or water system, pipe, apparatus or equipment in the Building. Tenant shall not use any method of heat or air-conditioning other than that approved by Landlord. In the event Tenant shall, after obtaining the prior written approval of Landlord, install special heating or air-conditioning equipment in the Suite, governing regulatory codes and standards. Any and all damage and costs of repair to the Suite, to other Suites in the Building and/or the Building itself arising directly or indirectly from Tenant's negligent use of a special heating or air-conditioning system shall be the sole responsibility and expense of Tenant unless such damages or expense is due to insured casualty pursuant to Paragraph
(13) of the Lease. In addition, any and all costs and expenses of every kind arising from the unclogging of Tenant's plumbing system in the Suite shall be the sole responsibility and expense of Tenant, if caused by the acts or negligence of Tenant, its agents, employees, customers or invitees unless such damages or expense is due to insured casualty pursuant to Paragraph (13) of the Lease.

          (5) All entrance doors to the Suite shall be locked when the Suite is not in use. All corridors, elevators or stairways in or adjacent to the Building shall be obstructed or used for any purpose other than the ingress and egress to and from the Suite, and no doormats, overshoes, umbrellas or other items of any nature whatsoever shall be placed or permitted to remain therein. No floor, partition, transom or opening that reflects or admits light into any place in the Building, and no means of access to any Building fire escape, shall be covered or obstructed by Tenant.

          (7) Landlord and its representatives shall have the right to enter the Suite to examine the same, to perform janitorial services, and for all other reasonable purposes. Landlord's Building manager and Building personnel shall keep a pass key and be allowed admittance to the Suite to cover any emergency or required inspection that may arise.

          (8) The Tenant and its employees, contractors, customers and invitees shall at all times refrain from making any loud, unseemly or improper noises or sounds or vibrations (through the playing of radios, television sets or musical instruments, the improper or excessively loud use of Tenant's intercom or similar system, or any other manner) in the Suite or elsewhere in the Building, from smoking in the elevator, and from in any manner unreasonably disturbing or interfering with other tenants or their employees and invitees, and shall use such lobby or hallway receptacles for tobacco products and waste as Landlord may furnish. No foul or noxious gas, odor or substance, or combustible fluid or material, shall be used, kept or permitted to be used in the Suite.

          (9) No animals, birds or other pets and no bicycles or other vehicles shall be brought or kept in or about the Building, except at such areas Landlord may designate, temporarily or otherwise. The Suite shall not be used for cooking or lodging purposes or for the storage of merchandise or other materials.

          (10) If Tenant desires telegraphic or telephonic connections or other wire services, the Landlord reserves the right to direct where and how the wires are to be introduced and instruments placed, and without such direction, no boring or cutting for wires or instruments will be permitted. No spikes, hooks, screws or nails or other devices shall be driven in the walls or woodwork of the Suite without the prior consent of the Landlord, and no holes shall be drilled in the floor, except for these matters approved by Landlord in Tenant's initial decoration of the Suite or subsequently approved by Landlord in writing.

          (11) No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Building or Suite except on corridor doors and then only at the expense of Tenant and of such color, size, style and material as shall be approved by the Landlord. One or more directory boards showing the names and Suite numbers of tenants (and Tenant's subtenants) will be provided by the Landlord in the lobby of the Building.

          (12) Except for standard computers, adding machines, calculators and typewriters used on desks and similar office equipment, Landlord's prior written consent shall be obtained for the installation, use or operation in the Building of office or business machines, equipment of any type, any engine, motor or machinery, any coffee-making or other electrical device of any nature, or use of any source of power other than electricity for lighting or other purposes.

          (13) Safes and other objects of unusual size or weight will not be allowed to be brought into or removed from the Building without the prior written consent of Landlord and, where such consent is obtained, shall be brought into or removed from Building at the time and place and in the manner and shall be placed and maintained in such location and position in the Suite, as Landlord may reasonably designate. All damage done to the Building or the Suite by the delivery, installation, use or removal thereof shall be paid for by Tenant.

          (14) Freight, business equipment, furniture and other large or bulky articles shall be delivered to and removed from the Building through such entrance, in such manner and at such times as may be reasonably designated by the Landlord. Packages of reasonable weight and size, which can be carried by one person without interference with other passengers therein, may be moved up and down on such elevator and at such times as may be specified by Landlord. All damage to elevator or other portions of the Building caused by the moving or carrying of articles therein or thereon shall be paid for by Tenant unless such damage is due to insured casualty pursuant to Paragraph (13) of the Lease. Landlord shall not be responsible for damage except for damage caused by landlord's negligence, to any property of Tenant delivered to or left in any receiving area or elsewhere in the Building or to any property moved or handled anywhere in the Building by any representative of Landlord as an accommodation to Tenant, Landlord being under no obligation to accept delivery of, or to move or handle, any property of Tenant.

          (15) Landlord shall furnish hot and cold running water. Water shall not be left running except when in actual use. Lavatory and other plumbing equipment shall not be used for any purpose other than that for which they are intended, and no rubbish, papers or other foreign substances shall be thrown therein. Any damage resulting to them from misuse of any nature or character whatever shall be paid for by Tenant if the cause of the damage.

          (16) Landlord shall have the right to control and operate the public and common use portions and facilities of the Building in such manner as it deems. No tenant shall invite to the Suite, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevator and facilities of the Building, by other tenants.

          (17) No tenant shall obtain or accept for use in the Suite, ice, coffee service, drinking water, barbering, boot-blacking or any other service from any person not authorized by landlord in writing to furnish such services, proved always that the charges for such services by persons authorized by landlord are not excessive. A Tenant may contract for catering services serving its Premises only. No vending machine or machines of any description shall be installed, maintained or operated upon the Suite or anywhere in the Building by Tenant without the written consent of the Landlord. Notwithstanding the foregoing, Tenant shall have the right to install and operate coffee machines and microwave ovens for the use of its subtenants, provided that the number and location thereof are set forth in the plans and specifications for the construction of the Premises and are approved in writing.

          (18) No blinds, shades, curtains, draperies or similar items visible from the exterior of the Building, and no awnings, aerials or other projections shall be installed by any tenant on, over or around the exterior windows or entrances of the Suite without the Landlord's prior written consent. No tenant shall place any furniture or other items against or in close proximity to any exterior glass so that the same are visible from the exterior of the Building. Building standard blinds have been selected by Landlord.

          (19) Landlord reserves the right to exclude or eject from the Building all solicitors, canvassers and peddlers, or any person who, in the reasonable judgment of Landlord's security officer or employee in charge, is under the influence of liquor or drugs, or any person who shall in any manner do any illegal act or any act in violation of any of the Rules and Regulations of the Building.

          (20) Tenant shall not use the name of the Building for any purpose other than that of the business address of the Tenant and shall not use any picture, cut or representation of the Building, or any part thereof, without the Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

          (21) Tenant shall not (a) attach or permit to be attached additional locks or similar devices to any interior or exterior door or transom of the Suite; (b) change existing interior or exterior locks or the mechanism thereof; or (c) make or permit to be made any keys for any door thereof other than those provided by Landlord. If more than two keys for one lock are desired, Landlord will provide them upon payment therefor by Tenant. Each Tenant, upon the termination of its tenancy, shall deliver to the Landlord all keys of offices, rooms and toilet rooms which shall have been furnished the Tenant or which the Tenant shall have had made and, in the event of loss of any keys so furnished, shall pay the Landlord therefor.

          (22) Requests for any special janitorial or other special requirements of Tenant must be directed to the Building Office. Employees of the Landlord shall not perform any work or do anything outside of Landlord's regular duties, unless directed to do so by the Landlord, and no employee will admit any person (Tenant or otherwise) without specific instructions from landlord.

          (23) The fire stairs shall be used only for emergency exit purposes.

          (24) Landlord shall have the right, exercisable with reasonable written notice and without liability to Tenant, to change the name and the street address of the Building of which the Suite is a part. Such written notice shall be given prior to such change so as to minimize costs of the tenants of the Building.

          (25) Landlord reserves the right from time to time to make such further reasonable Rules and Regulations and such reasonable amendments to these initial and any subsequent Rules and Regulations as, in the judgment of the Landlord, may be necessary or desirable for the safety, care and cleanliness of the Building or the preservation of good order therein, or the maintenance and promotion of the high class character and reputation of the Building or for any other reasonable or desirable purpose. Such further Rules and Regulations and such amendments shall be binding upon Tenant, effective upon its receipt of a written copy thereof, provided the same are not inconsistent with Paragraph (28) of this Lease.

          (26) Landlord may provide and make available to Tenant the following services (which services Tenant is not obligated to purchase):

               a.    Hanging pictures.

               b.    Special cleaning of carpets and other articles.

               c.    Special security services.

               d.    Special office layout changes.

               e.    Special decorating services.

Landlord's charges to tenant for such services shall be the actual cost to landlord, plus 15% for administration and overhead. The list of available services may be expanded or reduced by Landlord from time to time.

                                   EXHIBIT C

To be attached.

                                   EXHIBIT D

                            [DIAGRAM APPEARS HERE]

                                   EXHIBIT E

To be attached.

                   SUPPLEMENT TO LEASE DATED APRIL 16, 1998

--------------------------------------------------------------------------------

     THIS SUPPLEMENT is annexed to and made a part of that certain Office Lease dated April 16, 1998, by and between TOWNE REALTY, INC. as Landlord and SPR, INC. as Tenant for the Premises located at N14 W24200 TOWER PLACE, 2/nd/ Floor, Pewaukee, Wisconsin.

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant mutually desire to add the following provisions to such Office Lease under the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the covenants contained herein and other good and valuable consideration, the parties agree as follows:

1 . It is understood and agreed that Landlord will not lease the vacant space adjacent to The Premises, as outlined in blue on Exhibit "D" to any other person without first offering same to Tenant hereunder. Tenant shall have ten (10) days after being notified by Landlord of the availability of such space within which to exercise its rights hereunder, by notifying Landlord in writing of its intent to lease such space. Upon Tenant's exercise of its right as provided herein, said additional space shall be deemed to constitute part of the Premises referenced in this Lease, and the Lease of such additional space shall be for the remainder of Tenant's Term and in accordance with the terms and conditions herein; however, subject to inclusion of a rental rate, term and Improvement Allowance which Landlord is offering to the general public or a specific third party.

2. Provided and on condition that this Lease is not previously cancelled or terminated by either party, by operation of law or otherwise, and that the Tenant has, during the whole of the Term, complied with the conditions and terms of the Lease, then the Tenant herein is given the right to renew this Lease for an additional period of Five (5) years, subject to the following terms and conditions:

     (a) The right to renew the Lease shall be exercised, if at all, only by written notice to Landlord not later than Twelve (12) months prior to the expiration date of the initial Lease Term.

     (b) The rents for the renewal period shall be mutually agreed upon by both parties.

3. Landlord guarantees to Tenant Sixty (60) unreserved parking stalls for the use by Tenant's employees and visitors. Furthermore, Landlord will work with Tenant to acquire an additional twenty (20) parking spaces at Tenant's sole cost and expense in the adjacent parking lots of either The Machine Shed Restaurant or The Comfort Suites hotel for a frequency of three (3) to four (4) times per year for a duration of six (6) weeks each time.

4. Landlord agrees that during the term of this Lease or any extension thereof, no other portion of the Building will be Leased to any competitor listed on the attached Exhibit "E", whose leased space is greater than 3,000 square feet without Tenant's permission.

5. It is understood and agreed that Tenant has the right to cancel this Lease on July 1, 2001 by giving Landlord prior written notice no later than July 1, 2000. Along with said cancellation notice to Landlord, Tenant shall pay to Landlord a cancellation fee in the amount of One Hundred Seventy Four Thousand Nine Hundred Fifty Six and 00/100 ($174,956.00) Dollars.

6. All other terms and conditions of the original Lease, and any supplements, amendments and addendum shall remain in effect and shall apply to said Premises if not in conflict with the terms herein.

     IN WITNESS WHEREOF, the parties have caused this Supplement to be executed this 22/nd/ day of April, 1998, at Milwaukee, Wisconsin.

Landlord:  TOWNE REALTY, INC.                Tenant: SPR, INC.

By: /s/ [ILLEGIBLE]^^                        By: /s/ [ILLEGIBLE]^^
   ----------------------------                 ------------------------------
                Vice President                       Executive Vice President

By:____________________________              By:______________________________

                                     -22-